© 2022 AtriCure, Inc. All rights reserved. AtriCure Investor Presentation Creating a World Class Afib Platform Exhibit 99.2

This presentation and oral statements made in connection with this presentation contain “forward-looking statements,” which are statements related to future events that by their nature address matters that are uncertain. Forward-looking statements address, among other things, AtriCure’s expected market opportunity, future business, financial performance, financial condition, and results of operations, and often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “opportunity,” “target,” and similar expressions and the negative versions thereof. Such statements are based only upon current expectations of AtriCure. All forward-looking information is inherently uncertain and actual results may differ materially from assumptions, estimates, projections or expectations reflected or contained in the forward-looking statements as a result of various risk factors. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. These risks, uncertainties and other factors include, but are not limited to, those identified at http://www.atricure.com/forward-looking-statements and/or described in AtriCure’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections thereof, as filed with the U.S. Securities and Exchange Commission and available at http://www.sec.gov. With respect to all forward-looking statements, AtriCure claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made. AtriCure undertakes no obligation, and does not expect, to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. © 2022 AtriCure, Inc. All rights reserved. Forward Looking Statements 2

© 2022 AtriCure, Inc. All rights reserved.3 Non-GAAP Financial Measures To supplement AtriCure’s condensed consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, AtriCure provides certain non-GAAP financial measures as supplemental financial metrics in this presentation. Adjusted EBITDA is calculated as net income (loss) before other income/expense (including interest), income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition costs, legal settlement costs, impairment of intangible asset and change in fair value of contingent consideration liabilities. Management believes in order to properly understand short-term and long-term financial trends, investors may wish to consider the impact of these excluded items in addition to GAAP measures. The excluded items vary in frequency and/or impact on our continuing results of operations and management believes that the excluded items are typically not reflective of our ongoing core business operations and financial condition. Further, management uses adjusted EBITDA for both strategic and annual operating planning. Adjusted income (loss) per share is a non-GAAP measure which calculates the net income (loss) per share before non-cash adjustments in fair value of contingent consideration liabilities, impairment of intangible asset and legal settlement costs. The non-GAAP financial measures used by AtriCure may not be the same or calculated in the same manner as those used and calculated by other companies. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for AtriCure’s financial results prepared and reported in accordance with GAAP. We urge investors to review the reconciliation of these non-GAAP financial measures to the comparable GAAP financials measures, and not to rely on any single financial measure to evaluate our business.

© 2022 AtriCure, Inc. All rights reserved. Large Markets Addressing an underserved and growing patient population Strong Portfolio Existing products and solutions driving consistent growth Bright Future Novel therapies supported by growing body of clinical evidence 4 We are passionately focused on reducing the global Afib epidemic and healing the lives of those affected

Afib: a Serious Problem Atrial Fibrillation (Afib) is an irregular heartbeat (or arrhythmia) that affects more than 33 million people worldwide.1 Approximately 1.2 million Afib diagnoses annually in the US.2 1 in 4 adults over 40 will develop Afib in their lifetime.3 © 2022 AtriCure, Inc. All rights reserved. Risk of Stroke4 Greater risk of all cause Mortality6 Higher risk of Heart Failure5 5x >5x 46% 5

Significant Global Market Opportunity © 2022 AtriCure, Inc. All rights reserved. US market opportunity $3B+ annually 6 International market opportunity $2B+ annually International Market Focus • Penetration of large markets first • Expand product availability • Improve market access via reimbursement • Continued build of dedicated sales and training expertise US Market Focus • Continued build of dedicated sales and training expertise • Clinical data supporting multiple label expansions • New product development • Enhanced reimbursement Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail.

Concomitant Open Procedures (Ablation/LAAM) Two Distinct Patient Profiles © 2022 AtriCure, Inc. All rights reserved. STRUCTURAL HEART ISSUE Surgery required – Afib corrected at same time (Valve, CABG) NO STRUCTURAL ISSUE Afib is primary concern Intervention is better choiceMedicine is effective Paroxysmal (occasional) Long-Standing Persistent GUIDELINES7 Surgical Ablation is RECOMMENDED LAA management is REASONABLE Standalone Hybrid Procedures (Ablation/LAAM) Catheter often first line of treatment 7 Persistent Referring Physician: GP, Cardiologist

$350M Pain Management Procedures (Ablation) $2B+ and growing Standalone Hybrid Procedures (Ablation/LAAM) $700-800M Concomitant Open Procedures (Ablation/LAAM) US Market Opportunity © 2022 AtriCure, Inc. All rights reserved. Medicine is effective 8 Steady Growth in penetration of Cardiac Surgery Market • Estimated 300,000 total patients (Afib, non-Afib) annually with structural heart issue • Only PMA product for the concomitant surgical treatment of Afib Boosting Growth via adjacent new market Estimated 140,000 thoracic patients annually Expansive Growth from development of Standalone Afib Market Vastly underpenetrated market with 10-15% estimated annual market expansion • Addressable market is more than 3 million patients; less than 1% treated today − 25,000 long-standing persistent patients treated by catheter ablation only today • Multiple approaches to treatment − Hybrid Convergent + AtriClip®, DEEP Market opportunity based on internal estimates and research, as well as from publicly available information. See Supplemental Information for additional detail.

EPi-Sense® Guided Coagulation System approved by FDA for treatment of long-standing persistent Afib Expanded labeling for Cryo Nerve Block Therapy in adolescents 510k clearance of EnCompass® clamp Impacting more than 300,000 patients worldwide. © 2022 AtriCure, Inc. All rights reserved. 9 AtriCure: A Decade of Progress Isolator Synergy Ablation System approved by FDA for treatment of persistent or long-standing persistent Afib concomitant to open heart procedures… the first medical device to receive FDA approval for the treatment of persistent Afib • Maze IV Training Program initiated; Advanced Ablation Courses later endorsed by the Society of Thoracic Surgeons (STS) • Continued innovation in AtriClip platform with FLEX, PRO2 and V- Clip devices for open heart and minimally invasive procedures • Changes in clinical practice guidelines recommend Afib ablation treatment and state management of LAA reasonable • Expansion of AtriClip labeling with electrical isolation of LAA • Completed three acquisitions, moving into EP space with minimally invasive therapies • Entered pain management market with release of cryoSPHERE® probe and dedicated commercial team 2011 2021 Differentiated portfolio of solutions built from continuous innovation and strong clinical evidence, supported by robust training and education.

Standalone Hybrid Procedures Pain Management Concomitant Open Procedures © 2022 AtriCure, Inc. All rights reserved. 10 2022 Priorities: Driving Therapy Expansion Launch EnCompass Clamp in U.S. Initiate clinical trial for LAAM in cardiac surgery Grow commercial team globally; continue awareness Train and Expand Hybrid AF Therapy: Adoption by new and existing accounts Addition of LAAM to procedures

• Superior outcomes with hybrid Convergent procedure when compared to endocardial catheter ablation alone in patients with drug refractory long-standing persistent Afib • Data for long-standing persistent patients in the trial demonstrated compelling efficacy and durability • Improved EP lab efficiency demonstrated by reduction in endocardial ablation time as a result of adding epicardial ablation CONVERGE: Long-standing Persistent Afib Patient Analysis 11 29% differential ~78% improvement 35% differential >100% improvement p = 0.022 p = 0.006 © 2022 AtriCure, Inc. All rights reserved. Freedom from AF/AFL/AT from 3-month blanking period through 12-months and 18-months

Benefits of the EPi-Sense System and Hybrid AF Therapy Benefits based on 7-day continuous rhythm monitoring at 18-months post procedure © 2022 AtriCure, Inc. All rights reserved.12 ≥90% LESS TIME IN AF For most patients at 1 year Epicardial: Outside the heart Endocardial: Inside the heart TRIGGER AREAS TARGETED where atrial fibrillation begins 2 2x (vs endocardial RF ablation alone) Patients are MORE LIKELY TO NO LONGER NEED AF MEDICATION Patients in the Hybrid AF Arm report feeling better, both physically + emotionally8 Emphasizes value of team-based approach for advanced AF treatment 2x (vs endocardial RF ablation alone) More than AS EFFECTIVE AT STOPPING AA Additive to endocardial catheter ablation

Commercial Strategy for the EPi-Sense System © 2022 AtriCure, Inc. All rights reserved.13 TARGET Drive utilization with existing and new sites BUILD Train and develop programs, build referral channel AMPLIFY Spread awareness of Hybrid AF Therapy to patients LEVERAGE Add AtriClip to Hybrid AF Therapy EXPAND Grow commercial + training teams, broaden internationally

Innovative and Expanding Product Portfolio © 2022 AtriCure, Inc. All rights reserved. Ablation LAA Management EPI-SENSE® DEVICE ATRICLIP PRO•V® DEVICE ATRICLIP FLEX•V® DEVICE cryoICE® CRYOABLATION PROBE ISOLATOR® SYNERGY™ CLAMP ATRICLIP® FLEX DEVICE ATRICLIP PRO® DEVICE cryoSPHERE® CRYOABLATION PROBE ISOLATOR SYNERGY ENCOMPASS® CLAMP 14 Continuous innovation toward less invasive, simpler to use, and more efficient products

HIGHLIGHTS • cryoICE® probe made available for Cryo Nerve Block applications in 2015 • Dedicated commercial team established in 2019 and expanding • Q1 2019 launch of cryoSPHERE® probe • Label expansion includes adolescent patients as young as 12 years of age • ~8% of worldwide revenue in 2021, up from ~5% in 2020 • International launch in Europe in 2022 • Continuing to gather data to support evidence development for therapy SPOTLIGHT: Cryo Nerve Block for Pain Management © 2022 AtriCure, Inc. All rights reserved. 15 A new way to freeze out post- operative pain: cryotherapy for temporary pain relief in thoracic surgical procedures Therapy Overview • Temporarily stops transmission of pain signals coming from the chest wall during surgery • Nerve “scaffolds” remain intact allowing axons to regenerate and restore nerve function over time • Applicability in a wide variety of thoracic surgical approaches (thoracotomy, video- assisted, robotic) and procedures (resection, transplant, thoracoabdominal, surgical rib fixation, pectus repair) • Can be an important tool in combatting the opioid epidemic – 1 in 7 thoracic surgery patients become reliant upon opioids after their procedure9

HIGHLIGHTS SPOTLIGHT: Isolator Synergy EnCompass® Clamp © 2022 AtriCure, Inc. All rights reserved. 16 • FDA 510(k) clearance in July 2021 • Limited initial release began 3Q 2021 • Broad commercial launch in U.S. April 2022 • Continue to drive penetration of cardiac surgery market Product Overview • FDA 510(k) clearance to ablate cardiac tissue during surgery • Designed with same benefits of the AtriCure Isolator Synergy Clamps: + Parallel closure + Uniform pressure + Synergy algorithm provides custom power • Compatible with existing AtriCure RF generator A simpler and faster approach to ablating the heart in open procedures

HEAL-IST Overview PRIMARY ENDPOINTS Effectiveness Freedom from IST at 12-months. Freedom from IST is defined as mean heart rate of ≤ 90bpm or at least a 15% reduction in mean heart rate as compared to baseline, in the absence of new or higher dosage of previously failed medications. Safety Incidence of device or procedure-related major adverse events (MAEs) for subjects undergoing the hybrid sinus node sparing ablation procedure from the index procedure through 30-days post procedure. STUDY DESIGN Summary Multi-center, prospective, single arm, Bayesian Adaptive Design Number of Subjects and Sites Up to 142 patients at up to 40 sites (US, UK, and EU) Study Duration Safety: 30-day follow-up Efficacy: 12-month follow-up All subjects followed for a total of 24 months post procedure IDE Trial to support safety and efficacy of hybrid sinus node sparing ablation procedure for the treatment of IST © 2022 AtriCure, Inc. All rights reserved.17 • Inappropriate Sinus Tachycardia (IST) is a chronic condition characterized by elevated resting heart rate and exaggerated response to exercise or stress  Currently, no approved therapies; HEAL-IST is the first clinical trial for this large unmet need  Building off current Synergy product technology  Hybrid therapy leverages expertise and partnership between EP and Cardiac Surgery • FDA approval of HEAL-IST clinical trial protocol in February 2022 HIGHLIGHTS Using AtriCure ISOLATOR Synergy Ablation System HEAL-IST Clinical Trial

LeAAPS Overview PRIMARY ENDPOINTS Effectiveness First occurrence of ischemic stroke or systemic arterial embolism. Safety Incidence of safety events through 30-days to demonstrate no increase in risk with LAA exclusion during cardiac surgery. STUDY DESIGN Summary Multi-center, prospective, randomized control (1:1) trial Number of Subjects and Sites Up to 6,500 subjects at up to 250 sites worldwide Study Duration Safety: 30-day follow-up Efficacy: Event-driven trial, with a minimum follow-up of 5 years post procedure IDE Trial to evaluate the effectiveness of prophylactic LAA exclusion for the prevention of ischemic stroke or systemic arterial embolism in cardiac surgery patients without pre-operative AF diagnosis © 2022 AtriCure, Inc. All rights reserved.18 • Seminal clinical trial – one of the largest IDE trials in cardiac surgery • Study will have a global reach with sites in the United States, Canada, Europe and Asia • Multiple secondary and other key endpoints will be evaluated • FDA approval of LeAAPS clinical trial protocol in April 2022 HIGHLIGHTS Using AtriClip LAA Exclusion System Clinical Trial Left Atrial Appendage Exclusion for Prophylactic Stroke Reduction

© 2022 AtriCure, Inc. All rights reserved. AtriCure Pillars Foundation of our past and strengthening our future Innovation Increasing pipeline to drive LAAM penetration and build MIS market Clinical Science Hybrid AF Therapy proven by CONVERGE trial: a complimentary and differentiated approach for advanced Afib… now focused on expansion of clinical data across franchises Education Significant investment in physician education, providing multiple training options 19 Aligning Expertise with Opportunity Dedicated commercial and education teams U.S. Cardiac 134 Sales and Clinical Specialists U.S. Hybrid Therapies 47 Sales and Clinical Specialists U.S. Cryo Nerve Block 34 Sales and Clinical Specialists U.S. Sales Leadership 25 Area Directors across our specialized teams U.S. Education Over 40 Physician + Field Supporting Roles International Over 50 Sales and Education Professionals Key Investments Driving Growth

History of Strong Growth © 2022 AtriCure, Inc. All rights reserved. History of Consistent Revenue Growth pre-COVID19 5-Year historical organic revenue CAGRs: • U.S. AtriClip ~32% • U.S. Open Ablation ~11% excluding Pain Management (cryoSPHERE) • U.S. MIS Ablation ~8% • International ~10% 20 COVID19 IMPACT **Based on midpoint of 2022 Revenue guidance range Revenue ($ Millions) 5-Year historical organic Revenue CAGR ~15% growth 2022 Revenue Guidance Updated May 2022 Accelerating Growth (16-20% YoY) $318-330M worldwide revenue

$59.3 $74.6 Q1 2021 Q1 2022 $73.2 $74.6 Q4 2021 Q1 2022 GROSS MARGIN First Quarter 2022 Financial Highlights © 2022 AtriCure, Inc. All rights reserved.21 KEY METRICS* 75.1% 74.5% Q1 2021 Q1 2022 ($4.7M) ($4.2M) ($0.32) ($0.33) WORLDWIDE REVENUE* ($M) ADJUSTED EBITDA-S** ADJ. LOSS PER SHARE** 2% 26% $236M $182MCASH & INVESTMENTS ($60.4M) ($69.7M) OPERATING EXPENSES • COVID-19 receding in major markets at end of first quarter • Strong activity and growing demand across key product lines • U.S. revenue of $62.3M (84% of revenue) • International revenue of $12.3M (16% of revenue) * 2022 financial results are preliminary and unaudited ** Reconciliation of Adjusted EBITDA and Adjusted Loss per share to GAAP metrics may be found in Q2 2022 earnings release.

Change in Revenue Presentation © 2022 AtriCure, Inc. All rights reserved.22 Summary of Changes Presentation of revenue aligns with current product line offerings. Changes implemented in Q1 2022 include: • Pain Management revenue (sales of cryoSPHERE probe), historically included in Open ablation revenue, is now separately presented. • Valve revenue, historically shown as a separate product type, is now included in Open ablation revenue. Three Months Ended (in $000s) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 United States Revenue: Open ablation $17,439 $19,503 $17,893 $17,561 Minimally invasive ablation 8,385 9,702 9,990 11,303 Pain management 3,898 5,709 6,253 6,927 Total ablation 29,722 34,914 34,136 35,791 Appendage management 20,587 25,156 23,401 25,424 Total United States $50,309 $60,070 $57,537 $61,215 International Revenue: Open ablation $4,434 $5,526 $6,690 $6,544 Minimally invasive ablation 1,274 1,575 1,849 1,711 Pain management — 11 11 39 Total ablation 5,708 7,112 8,550 8,294 Appendage management 3,258 4,194 4,373 3,709 Total International $8,966 $11,306 $12,923 $12,003 Total Revenue $59,275 $71,376 $70,460 $73,218

An Exciting Future Ahead LARIAT contribution © 2022 AtriCure, Inc. All rights reserved.23 ACCELERATING GROWTH IN EP LANDSCAPE Hybrid AF Therapy EXPANDING WITH PAIN MANAGEMENT COMPREHENSIVE PLATFORM OF THERAPIES for differentiated population of Afib patients Surgical Ablation || AtriClip Cryo Nerve Block

Thank You! © 2022 AtriCure, Inc. All rights reserved.24

Supplemental Information References for any comments, statistics, or figures in this presentation are available upon request. © 2022 AtriCure, Inc. All rights reserved.25

Key Investment Rationale © 2022 AtriCure, Inc. All rights reserved. Large Markets Addressing an underserved and growing patient population • Approximately 33 million Atrial Fibrillation patients globally, with majority having advanced forms of the disease1 • Multibillion dollar annual market opportunity • Current standard of care for intervention (catheter ablation) does not adequately address the most advanced forms of the disease Strong Portfolio Existing products and solutions driving consistent growth • Strong history of double-digit revenue growth, driven by great products, clinical evidence, commitment to education, and societal guideline support • Only PMA product for the concomitant surgical treatment of Afib • The AtriClip device is the most widely used Left Atrial Appendage device with over 300,000 sold to date • Diverse and expanding product portfolio from internal development and acquisitions Bright Future Novel therapies supported by growing body of clinical evidence • Only PMA product for treatment of LS persistent Afib with Hybrid AF Therapy • Growing pain management business to address pain associated with surgery • Early in market development process – evolution to minimally invasive therapies expected to drive growth, diversifying and accelerating in 2022 and beyond 26

COVID-19 Response © 2022 AtriCure, Inc. All rights reserved. Positioning AtriCure for long-term growth • Maintaining manufacturing, assembly, fulfillment – modified to adhere to safety recommendations • Continuing case coverage support • Utilizing online and mobile training venues to educate our customers • Enabling employees to work remotely; implemented hybrid workplans • Providing personal protection and other measures to ensure the safety of those working in our offices and with customers Provide a safe work environment for our employees Deliver products and support to our customers Health & Safety Maintaining Operations 27 While our plans will continue to evolve in response to changes caused by the COVID-19 pandemic, we remain committed to the AtriCure Team and to the execution of our strategic initiatives.

• US annual cardiac surgery volume steady over the past 5 years with shifts in procedure types10 • Pre-Op Afib occurs frequently in cardiac surgery patients11 • New onset Post-Op Afib is a well-documented complication of cardiac surgery, even if patients do not present with pre-op Afib12 US Concomitant Market Opportunity © 2022 AtriCure, Inc. All rights reserved. Estimated Afib Opportunity in Cardiac Surgery Annual Cardiac Surgeries13 300,000 Pre-Operative Afib Rate11 ~28% Cardiac Opportunity – Pre-Op Afib 85,000 ASP Mix (Ablation and Appendage Management)14 $4,500 Open Cardiac Surgery Opportunity – Afib $382M Estimated Non-Afib Opportunity in Cardiac Surgery Annual Cardiac Surgeries 300,000 Pre-Operative Non-Afib Rate ~72% Cardiac Opportunity – Pre-Op Afib 215,000 ASP Mix (Appendage Management ONLY)14 $1,750 Open Cardiac Surgery Opportunity – Non-Afib $376M 28

US Standalone Market Opportunity © 2022 AtriCure, Inc. All rights reserved. Market opportunity in analysis at left considers: • Addition of ablation and LAAM to existing catheter ablation procedures − Catheter ablation procedures have grown 10-15% annually15 • Incremental penetration of advanced Afib patient population − Today, long-standing persistent Afib population represents more than 3 million patients in the United States, expected to grow to more than 4.4 million by 202516 • ASP Mix reflects both ablation and AtriClip Estimated Standalone Afib Opportunity 2020 Projected 2025 Long-standing Persistent Afib Catheter Ablation17 25,000 45,000 ASP Mix (Ablation + Appendage Management)14 $15,000 $15,000 Immediate Standalone Afib Opportunity $375M $675M Additional penetration Long-standing Persistent Afib patients (estimated at 5% penetration) 150,000 175,000 ASP Mix (Ablation + Appendage Management)14 $15,000 $15,000 Incremental Standalone Afib Opportunity (estimated at 5% penetration) $2B+ $3B+ 29

CONVERGE Overview PRIMARY ENDPOINTS Effectiveness Primary efficacy endpoint is success or failure to be AF/AT/AFL-free absent class I and III AADs except for a previously failed or intolerant class I or III AAD with no increase in dosage following the 3 month blanking period through the 12 months post procedure follow-up visit Safety Predetermined performance goal for the study is 12% freedom from MAE’s as adjudicated by the CEC for the procedural to 30-day post procedure time period STUDY DESIGN Summary Multi-center, prospective, open label randomized 2:1 (Hybrid Convergent procedure vs endocardial catheter ablation) pivotal study Number of Subjects and Sites 153 subjects 27 sites (25 US and 2 OUS) Study Duration 12 month and 18 month monitoring, then 3 and 5 year follow-up of all subjects SUPERIORITY TRIAL designed to support FDA approval of the EPi-Sense device © 2022 AtriCure, Inc. All rights reserved.30 • Completed enrollment August 2018 • Data released at virtual Heart Rhythm Society (HRS) conference May 2020 • PMA submission seeking approval for treatment of long-standing persistent Afib November 2020 • Trial results published in Circulation: Arrhythmia and Electrophysiology November 2020 • Long-standing persistent Afib patient sub-group analysis presented at 26th Annual Atrial Fibrillation (AF) Symposium January 2021 and 14th Annual Western AF Symposium February 2021 • FDA approval of EPi-Sense System for treatment of long-standing persistent Afib April 2021 HIGHLIGHTS Achieved statistical superiority for primary endpoints

Hybrid AF Therapy: the Convergent Procedure © 2022 AtriCure, Inc. All rights reserved.31

The Cox-Maze IV Procedure © 2022 AtriCure, Inc. All rights reserved.32

References and Abbreviations © 2022 AtriCure, Inc. All rights reserved.33 Note Reference 1 Worldwide Epidemiology of Atrial Fibrillation: A Global Burden of Disease 2010 Study 2 The American Journal of Cardiology (2013), 112: 1142-1147 3 Lifetime risk for development of atrial fibrillation. Circulation, 110 (2004): 1042-1046. doi: 10.1161/01.CIR.0000140263.20897.42 4 J Geriatr Cardiol. 2016 Oct; 13(10): 880–882, doi: 10.11909/j.issn.1671-5411.2016.10.004 5 Santhanakrishnan R et al., “AF Begets Heart Failure and Vice Versa,” Circulation, 133 (2016):484-492 6 Odutayo, A. et al. (2016). Atrial fibrillation and risks of cardiovascular disease, renal disease, and deaths systematic review and meta analysis. BMJ 2016; 354:i4482 7 The Society of Thoracic Surgeons 2017 Clinical Practice Guidelines for the Surgical Treatment of Atrial Fibrillation 8 IFU for EPi-Sense® Guided Coagulation System Data: PMA# P200002 9 The Society of Thoracic Surgeons, Current News Release (1/30/2018): 1 in 7 Lung Surgery Patients at Risk for Opioid Dependence 10 STS Adult Cardiac Surgery Database, 2018/2019 Harvest Executive Summary 11 McCarthy, P.M. et al. (2019). Prevalence of atrial fibrillation before cardiac surgery and factors associated with concomitant ablation. J Thorac Cardiovasc Surg, PII: S0022-5223(19)31361-3, DOI: 10.1016/J.JTCVS.2019.06.062. 12 Lin et al, Stroke 2019 Jun; 50(6):1364-1371. doi: 10.1161/STROKEAHA.118.023921. Epub 2019 May 2. 13 Harvested from data previously available through the Society of Thoracic Surgeons 14 Average Selling Prices (ASPs) are management estimates based on a mix of products used for the various procedures 15 Estimated based on various catheter company presentations 16 Medical management estimate: Colilia, et al. Estimates of Current and Future Incidence and Prevalence of Atrial Fibrillation in the U.S. Adult Population. Am Journal of Cardiology 2013, 112: 1142-1147 Persistent patient estimate: Berisso et al Epidemiology of atrial fibrillation: European perspective Clin Epidemiol. 2014; 6: 213–220 17 Estimated based on Advisory Board data, along with various scientific presentations Key Abbreviations Afib or AF Atrial Fibrillation AA Atrial Arrythmia AAD Anti-Arrhythmic Drugs AFL Atrial Flutter AT Atrial Tachycardia CABG Coronary Artery Bypass Graft CEC Clinical Events Committee EP Electrophysiologist FDA Food & Drug Administration IST Inappropriate Sinus Tachycardia LAA Left Atrial Appendage LAAM LAA Management LS Long-standing MAE Material Adverse Event PMA Pre-Market Approval RF Radio Frequency